EXHIBIT 10.2

ADMINISTRATION AGREEMENT (this “Agreement”) dated as of [____], [____], among KEYCORP STUDENT LOAN TRUST [____]-[__], a Delaware statutory trust (the “Issuer”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrator (the “Administrator”), and [____] not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer is issuing [____] classes of Floating Rate Asset Backed Notes in the initial aggregate principal amount of $[____] (the “Notes”) pursuant to the Indenture dated as of [____], [____] (the “Indenture”), among the Issuer, the Indenture Trustee, [____], as the eligible lender trustee (the “Eligible Lender Trustee”) and [____], as paying agent (the “Paying Agent”) and note registrar (the “Note Registrar”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A to the Sale and Servicing Agreement (the “Sale and Servicing Agreement”) dated as of [____], [____], among the Issuer, Key Consumer Receivables LLC as depositor, KeyBank National Association as master servicer and seller, the Eligible Lender Trustee, [____], as the depositor eligible lender trustee, and the Administrator, which also contains rules of usage and construction that shall be applicable herein);

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Certificate, including the Sale and Servicing Agreement, the Note Depository Agreement (the “Depository Agreement”), the Guarantee Agreements, the Trust Agreement and the Indenture (all such agreements being collectively referred to herein as the “Related Agreements”);

WHEREAS, pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the Collateral therefor pledged pursuant to the Indenture and (b) the Certificate (the registered holder of the Certificate being referred to herein as the “Owner”);

WHEREAS the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.  Duties of the Administrator.

(a)  Duties with Respect to the Indenture and Depository Agreement.  The Administrator shall perform all duties of the Issuer on behalf of the Issuer under the Depository Agreement and the Indenture.  The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture and the Depository Agreement.  The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, amendments, waivers, reports, filings, instruments, certificates and opinions (the “Documents”) as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement and the Administrator shall execute on behalf of the Issuer any such Documents that require the Issuer’s signature.

(b)  In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Administrator to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters (references are to sections of the Indenture):

(i)

the duty to cause the Note Registrar to keep the Note Register and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

(ii)

the fixing or causing to be fixed of any specified record date and the notification of the Indenture Trustee and the holders of the Notes with respect to special payment dates, if any (Section 2.07(c));

(iii)

the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(iv)

the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

(v)

the duty to cause the Note Registrar to maintain on behalf of the Issuer an office in the [________], for registration of transfer or exchange of Notes (Section 3.02);

(vi)

the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(vii)

the direction to the Paying Agents to deposit moneys with the Indenture Trustee (Section 3.03);

(viii)

the obtaining and preservation of the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.04);

(ix)

the preparation and filing of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.05);

(x)

the delivery by the Issuer of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers’ Certificate of the Issuer and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

(xi)

the identification to the Indenture Trustee in an Officers’ Certificate of the Issuer of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(xii)

the notification of the Indenture Trustee and the Rating Agencies of a Master Servicer Default known to the Administrator pursuant to the Sale and Servicing Agreement and, if such Master Servicer Default arises from the failure of the Master Servicer to perform any of its duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to enforce the Issuer’s rights under the Basic Documents in respect of such failure (Section 3.07(d));

(xiii)

the appointment of  a Successor Master Servicer or Administrator pursuant to Section 3.07(e) and to give the Indenture Trustee notice of any appointment of a Successor Master Servicer or Administrator (Sections 3.07(e) and 3.07(f));

(xiv)

the delivery to the Indenture Trustee of an Officer’s Certificate regarding the Annual Statement as to Compliance (Section 3.09);

(xv)

the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

(xvi)

the delivery of notice to the Indenture Trustee of each Event of Default, any Default under Section 5.01(iii) of the Indenture and each default by the Master Servicer, the Administrator or the Seller under the Sale and Servicing Agreement known to the Administrator (Section 3.18);

(xvii)

the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers’ Certificate of the Issuer and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

(xviii)

[Reserved];

(xix)

[Reserved];

(xx)

the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

(xxi)

the preparation and, after execution by the Issuer, the filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries, as necessary, to the holders of the Notes (Section 7.03);

(xxii)

the opening of one or more accounts in the Indenture Trustee’s name, the preparation of Issuer Orders, Officers’ Certificates of the Issuer and Opinions of Counsel, the deposits to and withdrawals from the Trust Accounts relating to collections with respect to the Financed Student Loans and distributions on Monthly Servicing Payment Dates and on Distribution Dates, and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

(xxiii)

the preparation of an Issuer Request and Officers’ Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.04 and 8.05);

(xxiv)

the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the holders of the Notes of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(xxv)

the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.06);

(xxvi)

the preparation of all Officers’ Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(xxvii)

 the preparation and delivery of Officers’ Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

(xxviii)

the preparation and delivery to the holders of the Notes and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);  and

(xxix)

the recording of the Indenture, if applicable (Section 11.15).

(c)  Duties with Respect to Other Agreements.  In addition to the duties of the Administrator set forth above, the Administrator shall perform all duties of the Issuer on behalf of the Issuer under the Sale and Servicing Agreement, the Guarantee Agreements and the Trust Agreements (the “Other Agreements”).  The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Other Agreements.  The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, amendments, waivers, reports, filings, instruments, certificates and opinions (the “Other Documents”) as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Other Agreements, and the Administrator shall execute on behalf of the Issuer any such Other Documents that require the Issuer’s signature.

(d)  Duties with Respect to the Issuer.  (i)  In addition to the duties of the Administrator set forth above and in the other Related Agreements, the Administrator shall perform such calculations (and in such capacity is hereby appointed the “Calculation Agent” for the Issuer) and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements.  Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(ii)

Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to the Owner Trustee as contemplated in Section 5.01(c) of the Trust Agreement.  Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(iii)

Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.04 of the Trust Agreement with respect to, among other things, the preparation of any required tax forms; provided, however, that the Owner Trustee shall retain responsibility for the distribution of all reports and forms necessary to enable the holder of the Certificate to prepare its Federal and state income tax returns.

(iv)

The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement, the Sale and Servicing Agreement and the other Related Agreements.

(v)

The Administrator shall perform the duties of the Eligible Lender Trustee with respect to Section 10.04 of the Sale and Servicing Agreement in connection with the sale of any Access Loans by the Issuer.

(vi)

The Administrator agrees to provide notice on behalf of the Issuer, the Owner Trustee or the Eligible Lender Trustee to all other parties and the Rating Agencies of the occurrence of any event requiring such notice under each of the Basic Documents.

(vii)

In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(e)  Duties of the Administrator, as Administrator.  The Administrator agrees to perform all duties to be performed by the Administrator as set forth in this Agreement, the Sale and Servicing Agreement and each of the other Basic Documents.

(f)  Non-Ministerial Matters.  With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee have not withheld consent or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(i)

[Reserved];

(ii)

the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Financed Student Loans);

(iii)

the amendment, supplement, change or modification to any of the Basic Documents;

(iv)

the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Administrators or Successor Master Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(v)

the removal of the Indenture Trustee.

(g)  Exceptions.  Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Administrator shall not be obligated to, and shall not, (i) make any payments to the holders of the Notes under the Related Agreements, (ii) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (iii) take any other action that the Issuer directs the Administrator not to take on its behalf, (iv) in connection with its duties hereunder assume any indemnification obligation of any other Person or (v) service the Financed Student Loans.

2.  Records.  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

3.  Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $[____] per quarter payable in arrears on each Distribution Date, which shall be solely an obligation of the Issuer, and which fee shall be allocated between the Group I and Group II Notes based on the ratio their respective Outstanding Amounts bear to the Outstanding Amounts of all the Notes, and which amounts shall be paid as provided for under the Sale and Servicing Agreement.  The Administrator hereby agrees, for the benefit of the Issuer, to pay the Eligible Lender Trustee, the Owner Trustee, the Indenture Trustee and the Paying Agent and Note Registrar their respective fees owed pursuant to the Trust Agreement and the Indenture, as applicable, in the amounts set forth in separate agreements between the Administrator and each of the Eligible Lender Trustee, the Owner Trustee, the Paying Agent and Note Registrar and the Indenture Trustee; provided that if an Event of Default shall have occurred and be continuing and the Indenture Trustee is distributing funds pursuant to Article V of the Indenture, the Issuer shall pay the Eligible Lender Trustee, the Indenture Trustee, the Note Registrar and Paying Agent and the Owner Trustee pursuant to Article V of the Indenture and the Administrator shall pay any fees still owed in excess of amounts paid to such parties pursuant to Article V of the Indenture.

4.  Additional Information To Be Furnished to the Issuer.  The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

5.  Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Owner Trustee or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer, the Owner Trustee or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer, the Owner Trustee or the Eligible Lender Trustee.

6.  No Joint Venture.  Nothing contained in this Agreement (i) shall constitute the Administrator and any of the Issuer, the Owner Trustee or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

7.  Other Activities of Administrator.  Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee, the Eligible Lender Trustee or the Indenture Trustee.

8.  Term of Agreement; Resignation and Removal of Administrator.  (a)  This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(b)  The provisions of Article VI and Article VIII of the Sale and Servicing Agreement relating to the liability and the limitations thereon of the Administrator, the resignation or removal of the Administrator and the failure of the Administrator to perform its duties under this Agreement or under the Sale and Servicing Agreement are hereby incorporated by reference herein.

9.  Action upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b) and the Sale and Servicing Agreement, the Administrator shall be entitled to be paid all fees accruing to it to the date of such termination, resignation or removal.  The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator.  In the event of the resignation or removal of the Administrator, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

10.  Notices.  Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

(a)  if to the Issuer or the Owner Trustee, to

KeyCorp Student Loan Trust [____]-[__]

c/o [____]

1011 Centre Road Suite 200

Wilmington, Delaware  19805-1266

Attn: Corporate Trust & Agency Group

(b)  if to the Administrator, to

KeyBank National Association

800 Superior Avenue

Cleveland, Ohio 44114

Attention:  Key Education Resources

KeyCorp Student Loan Trust [____]-[__]

(c)  if to the Indenture Trustee, to

[____]

[____]

or to such other address as any party shall have provided to the other parties in writing.  Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

11.  Amendments.  This Agreement may be amended from time to time for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the holders of any Class of Notes by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee and either (1) without the consent of any Noteholders; provided that a confirmation is received from each Rating Agency that such amendment will not result in the downgrading of the then current ratings of any of the Notes, together with an Opinion of Counsel of the Administrator regarding the lack of changes to any legal rights and remedies of the Noteholders or (2) with the consent of: (a) a majority in interest of the Group I Controlling Noteholders (but only with respect to any amendments affecting the Group I Student Loans or the Group I Notes, as applicable, as evidenced by an Opinion of Counsel of the Administrator regarding the lack of changes to any legal rights and remedies of the Group I Noteholders and a confirmation from each Rating Agency that such amendment will not result in the reduction or withdrawal of the then current ratings of any of the Group I Notes and/or (b) a majority in interest of the Group II Controlling Noteholders (but only with respect to any amendments affecting the Group II Student Loans or the Group II Notes, as applicable, as evidenced by an Opinion of Counsel of the Administrator regarding the lack of changes to any legal rights and remedies of the Group II Noteholders and a confirmation from each Rating Agency that such amendment will not result in the downgrading of the then current ratings of any of the Group II Notes); provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Group I or Group II Student Loans or distributions that shall be required to be made for the benefit of the holders of Group I or Group II Notes or (ii) amend aforesaid percentage of the Outstanding Amount of the related Class or Classes of Notes, which are required to consent to any such amendment, without the consent of all outstanding holders of all Classes of Notes affected by such amendment.  Notwithstanding anything to the contrary contained in the Indenture or the Trust Agreement, such rights of consent granted to the holders of the Notes contained in clauses (i) and (ii) of this proviso shall not be exercisable by the Group I Controlling Parties on behalf of the Group I Noteholders or the Group II Controlling Parties on behalf of the Group II Noteholders.  Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld.  Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

12.  Successors and Assigns.  Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.06 and 6.09 of the Sale and Servicing Agreement, this Agreement may not be assigned by the Administrator.  Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

13.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

14.  Headings.  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

15.  Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

16.  Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.  Not Applicable to KeyBank National Association in Other Capacities.  Nothing in this Agreement shall affect any obligation KeyBank National Association may have in any other capacity under the Basic Documents.

18.  Provisions of Sale and Servicing Agreement Control.  The provisions of the Sale and Servicing Agreement relating to the Administrator and to this Agreement shall in all events govern and are hereby incorporated herein and, to the extent any provision herein shall be inconsistent with any such provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern.

19.  Limitation of Liability of Owner Trustee, Eligible Lender Trustee and Indenture Trustee.  (a)   Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [____] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [____] in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.  For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

(b)  Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [____] not in its individual capacity but solely as Indenture Trustee, except as provided in paragraph (c) below, in no event shall [____] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c)  Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the Eligible Lender Trustee’s or the Indenture Trustee’s legal responsibility to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee pursuant to, or to otherwise comply with, their obligations under the Higher Education Act or implementing regulations.

20.  Third-Party Beneficiaries.  Each of the Eligible Lender Trustee and the Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it was a party hereto.

21.  Intent of the Parties; Reasonableness.  The Issuer, the Indenture Trustee and the Administrator acknowledge and agree that the purpose of Sections 21 and 22 of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Issuer nor the Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer, or any other party to the Basic Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Issuer shall cooperate fully with the Administrator (including any of its assignees or designees) in the preparation of, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

22.  Reporting Requirements.

(a)  If so requested by the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Administrator shall  (i) notify the Issuer, in writing of any material litigation or governmental proceedings pending against the Administrator and (ii) provide to the Issuer, a description of such proceedings, affiliations or relationships.

(b)  As a condition to the succession as Administrator by any Person as permitted by Section 8 hereof the successor administrator shall provide to the Administrator, on behalf of the Issuer, at least [10] Business Days prior to the effective date of such succession or appointment, (x) written notice to the Administrator, on behalf of the Issuer, of such succession or appointment and (y) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of Notes.

(c)  In addition to such information as the Administrator is obligated to provide pursuant to other provisions of this Agreement, the Administrator shall provide such information regarding the performance or servicing of the Financed Student Loans as is reasonably required to facilitate the preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the reports otherwise required to be delivered by the Administrator under this Agreement, commencing with the first such report due hereunder.

23.  Administrator Compliance Statement.  On or before March [15]th of each calendar year, commencing in [____], the Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Administrator, to the effect that (i) a review of the Administrator’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

24.  Report on Assessment of Compliance and Attestation.   On or before March [15]th of each calendar year, commencing in [____], the Administrator shall:

(a)

deliver to the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Administrator’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Issuer and signed by an authorized officer of the Administrator, and shall address each of the Servicing Criteria specified on the  certification substantially in the form of Attachment B attached to this Agreement;

(b)

deliver to the Issuer a report of a registered public accounting firm reasonably acceptable to the Issuer that attests to, and reports on, the assessment of compliance made by the Administrator and delivered pursuant to the preceding paragraph, which attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

(c)

if requested by the Issuer, not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Issuer and any other Person that will be responsible for signing a Sarbanes Certification in the form attached hereto as Attachment A on behalf of the Issuer with respect to a securitization transaction.

The Administrator acknowledges that the parties identified in clause (c) above may rely on the certification provided by the Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  The Administrator, on behalf of the Issuer, will not request delivery of a certification under clause (c) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Financed Student Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

KEYCORP STUDENT LOAN TRUST [____]-[__]
By: [____], not in it individual capacity but solely as Owner Trustee on behalf of the Trust
By:_____________________________ Name: Title:
[____], not in its individual capacity but solely as Indenture Trustee
By: Name: Title:
KEYBANK NATIONAL ASSOCIATION, as Administrator
By: Name: Title:

ATTACHMENT A

FORM OF ANNUAL CERTIFICATION

Re:  The Administration Agreement dated as of [____], [____] (the “Agreement”), among KeyCorp Student Loan Trust [____]-[__], as Issuer, Master, [____], as Administrator and [____], as Indenture Trustee

I, ________________________________, the _______________________ of [____] (the “Administrator”), certify to the Issuer, and its officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Administrator provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Administrator’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Financed Student Loans by the Administrator during 200[ ] that were delivered by the Administrator to the Issuer pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Administrator under the Agreement has been provided to the Issuer;

(4)

I am responsible for reviewing the activities performed by the Administrator as administrator under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Administrator has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Administrator  pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Administrator and/or any Subcontractor pursuant to the Agreement, have been provided to the Issuer.  Any material instances of noncompliance described in such reports have been disclosed to the Issuer.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

_________________________

By:________________________________

Name:

Title:

ATTACHMENT B

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [____], as the Administrator, shall address, at a minimum, the criteria identified below (the “Applicable Servicing Criteria”):

Reference	Criteria	Applicability
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Basic Documents.	N/A
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	N/A
1122(d)(1)(iii)	Any requirements in the Basic Documents to maintain a back-up servicer for the Financed Student Loans are maintained.	N/A
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

N/A
Cash Collection and Administration
1122(d)(2)(i)

Payments on Financed Student Loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Basic Documents.

N/A
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.

N/A
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Basic Documents.

N/A
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the Basic Documents. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

N/A
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	N/A
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Basic Documents; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Basic Documents.

N/A
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Basic Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Basic Documents; (B) provide information calculated in accordance with the terms specified in the Basic Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of student loans serviced by the Master Servicer.

N/A
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Basic Documents.	N/A
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Administrator’s investor records, or such other number of days specified in the Basic Documents.	N/A
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	N/A
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	N/A
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	N/A
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	N/A
1122(d)(4)(iv)

Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Administrator’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.

N/A
1122(d)(4)(v)	The Administrator’s records regarding the student loans agree with the Administrator’s records with respect to an obligor’s unpaid principal balance.	N/A
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.

N/A
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.

N/A
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

N/A
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	N/A
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.

N/A
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Administrator at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.

N/A
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Administrator’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

N/A
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Administrator, or such other number of days specified in the Basic Documents.	N/A
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	N/A
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	N/A

[____], as Administrator

Date:

_________________________

By:

________________________________

Name:

Title: